                                                                   EXHIBIT 10.13

                               FLUOR CORPORATION



                        1988 FLUOR EXECUTIVE STOCK PLAN


                            AS AMENDED AND RESTATED


                           EFFECTIVE DECEMBER 6, 1994

                               TABLE OF CONTENTS

ARTICLE I.........................................................    1
  Sec. 1.1    DEFINITIONS.........................................    1

ARTICLE II........................................................    3
  Sec. 2.1    NAME................................................    3
  Sec. 2.2    PURPOSE.............................................    3
  Sec. 2.3    EFFECTIVE DATE......................................    4
  Sec. 2.4    LIMITATIONS.........................................    4
  Sec. 2.5    OPTIONS, AWARDS AND RIGHTS GRANTED UNDER PLAN.......    4

ARTICLE III.......................................................    5
  Sec. 3.1    ELIGIBILITY.........................................    5

ARTICLE IV........................................................    5
  Sec. 4.1    DUTIES AND POWERS OF COMMITTEE......................    5
  Sec. 4.2    MAJORITY RULE.......................................    5
  Sec. 4.3    COMPANY ASSISTANCE..................................    5

ARTICLE V.........................................................    6
  Sec. 5.1    OPTION GRANT AND AGREEMENT..........................    6
  Sec. 5.2    PARTICIPATION LIMITATION............................    6
  Sec. 5.3    OPTION PRICE........................................    6
  Sec. 5.4    OPTION PERIOD.......................................    6
  Sec. 5.5    OPTION EXERCISE.....................................    6
  Sec. 5.6    NONTRANSFERABILITY OF OPTION........................    7
  Sec. 5.7    EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT..    7
  Sec. 5.8    RIGHTS AS STOCKHOLDER...............................    9

ARTICLE VI........................................................    9
  Sec. 6.1    AWARD GRANT AND RESTRICTED STOCK AGREEMENT..........    9
  Sec. 6.2    CONSIDERATION FOR ISSUANCE..........................    9
  Sec. 6.3    RESTRICTIONS ON SALE OR OTHER TRANSFER..............   10
  Sec. 6.4    LAPSE OF RESTRICTIONS...............................   10
  Sec. 6.5    RIGHTS AS STOCKHOLDER...............................   10

ARTICLE VII.......................................................   11
  Sec. 7.1    STOCK CERTIFICATES..................................   11

ARTICLE VIII......................................................   11
  Sec. 8.1    RIGHTS GRANTS AND AGREEMENTS........................   11
  Sec. 8.2    RIGHTS PERIOD.......................................   13
  Sec. 8.3    RIGHTS EXERCISE.....................................   13
  Sec. 8.4    NONTRANSFERABILITY OF RIGHTS........................   13

                               TABLE OF CONTENTS

  Sec. 8.5    EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT..   13
  Sec. 8.6    NO RIGHTS AS STOCKHOLDER............................   15

ARTICLE IX........................................................   15
  Sec. 9.1    STOCK PAYMENT.......................................   15

ARTICLE X.........................................................   15
  Sec. 10.1   TERMINATION, AMENDMENT AND MODIFICATION OF PLAN.....   15

ARTICLE XI........................................................   16
  Sec. 11.1   ADJUSTMENT PROVISIONS...............................   16
  Sec. 11.2   CONTINUATION OF EMPLOYMENT..........................   16
  Sec. 11.3   COMPLIANCE WITH GOVERNMENT REGULATIONS..............   16
  Sec. 11.4   PRIVILEGES OF STOCK OWNERSHIP.......................   17
  Sec. 11.5   WITHHOLDING.........................................   17
  Sec. 11.6   NONTRANSFERABILITY..................................   17
  Sec. 11.7   OTHER COMPENSATION PLANS............................   17
  Sec. 11.8   PLAN BINDING ON SUCCESSORS..........................   17
  Sec. 11.9   SINGULAR, PLURAL; GENDER............................   17
  Sec. 11.10  HEADINGS, ETC., NO PART OF PLAN.....................   18

                                   ARTICLE I
                                  DEFINITIONS



Sec. 1.1  DEFINITIONS
          -----------


    As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:


     (a) "Award" shall mean an award of Restricted Stock pursuant to the provisions of Article VI hereof.


     (b) "Awardee" shall mean an Eligible Employee to whom Restricted Stock has been awarded hereunder.


     (c)  "Board" shall mean the Board of Directors of the Company.


     (d) "Change of Control" of the Company shall be deemed to have occurred if, (i) a third person, including a 'group' as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.


     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.


     (f) "Committee" shall mean the Organization and Compensation Committee of the Board.


     (g)  "Company" shall mean Fluor Corporation.


     (h) "Eligible Employee" shall mean an employee who is an officer of the Company or any Subsidiary or who is a member of the Executive Management Team of the Company and its Subsidiaries.


     (i) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.


     (j) "Executive Management Team" shall mean those employees who have been determined to be eligible to participate in the Fluor Corporation and Subsidiaries

          Executive Incentive Compensation Program or in other similar management incentive compensation programs of any Subsidiary.


     (k) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.


     (l) "Grantee" shall mean an Eligible Employee to whom Rights have been granted hereunder.


     (m) "Incentive Stock Option" shall mean an incentive stock option, as defined under Section 422A of the Code and the regulations thereunder to purchase Stock.


     (n) "Nonqualified Stock Option" shall mean a stock option other than an Incentive Stock Option to purchase Stock.


     (o) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article V hereof and refers to both Incentive Stock Options and Nonqualified Stock Options.


     (p) "Optionee" shall mean an Eligible Employee to whom an Option has been granted hereunder.


     (q) "Plan" shall mean the 1988 Fluor Executive Stock Plan, the current terms of which are set forth herein.


     (r) "Prior Plans" shall mean the 1971 Fluor Stock Option Plan, the 1977 Fluor Executive Stock Plan, the 1981 Fluor Executive Stock Plan and the 1982 Fluor Executive Stock Option Plan.


     (s) "Restricted Stock" shall mean Stock that may be awarded to an Eligible Employee by the Committee pursuant to Article VI hereof, which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achievement of preestablished performance objectives.


     (t) "Return on Average Shareholders' Equity" shall mean, for any fiscal year, the percentage amount reported as "Return on Average Shareholders Equity" in the "Highlights" section of the Company's Annual Report to Stockholders for such fiscal year.

     (u) "Restricted Stock Agreement" shall mean the agreement between the Company and the Awardee with respect to Restricted Stock awarded hereunder.

     (v) "Rights" shall mean Stock Appreciation Rights granted as provided herein.

     (w) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     (x) "Stock Appreciation Right" or "Right" shall mean a right granted pursuant to Article VIII hereof to receive a number of shares of Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, based on the increase in the Fair Market Value of the shares subject to the Right.

     (y) "Stock Appreciation Rights Agreement" shall mean the agreement between the Company and the Grantee evidencing the grant of Rights as provided herein.

     (z) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

    (aa) "Stock Payment" shall mean a payment in shares of Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to any Eligible Employee of the Company.

    (bb) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company or any partnership or joint venture in which either the Company or such a corporation is at least a twenty percent (20%) equity participant.

    (cc) "Ten Year Treasury Yield" shall mean, for any fiscal period, the daily average percent per annum yield for U. S. Government Securities - 10 year Treasury constant maturities, as published in the Federal Reserve statistical release or any successor publication.

                                   ARTICLE II
                                    GENERAL
Sec. 2.1  NAME
          ----


     This Plan shall be known as the "1988 Fluor Executive Stock Plan".


Sec. 2.2  PURPOSE
          -------


    The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Eligible Employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such employees of Options, Awards or Rights under the terms set forth herein. By thus encouraging such employees to become owners of Company shares and by granting such employees with a form of cash incentive compensation which is measured by the increase in market value of Company shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.


Sec. 2.3  EFFECTIVE DATE
          --------------


    The Plan shall become effective upon its approval by the holders of a majority of the shares of Stock of the Company represented at an annual or special meeting of the stockholders of the Company.


Sec. 2.4  LIMITATIONS
          -----------


    Subject to adjustment pursuant to the provisions of Section 11.1 hereof, the aggregate number of shares of Stock which may either be issued as Awards, subject to Options or issued pursuant to the exercise of Options, or reflected in grants of Stock Appreciation Rights shall not exceed the sum of (a) 5,500,000 plus (b) that number of shares represented by options, awards or rights under Prior Plans which expire or are otherwise terminated at any time after the original effective date of this Plan. Any such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. No Eligible Employee may receive more than fifteen percent (15%) of the aggregate number of shares of Stock which may be issued as Awards, subject to Options or issued pursuant to the exercise of Options or reflected in grants of Stock Appreciation Rights.


Sec. 2.5  OPTIONS, AWARDS AND RIGHTS GRANTED UNDER PLAN
          ---------------------------------------------


    Shares of Stock with respect to which an Option granted hereunder shall have been exercised, and shares of Stock received pursuant to a Restricted Stock Agreement executed hereunder with respect to which the restrictions provided for in Section 6.3 hereof shall have lapsed and shares of Stock reflected in a Stock Appreciation Right, to the extent that such Right has become exercisable, shall not again be available for Option, Award or Rights grant hereunder. If Options or Rights granted hereunder shall expire or terminate for any reason without being wholly exercised, or if Restricted Stock is acquired by the Company pursuant to the provisions of paragraph (c) of Section 6.3 hereof, new Options, Awards or Rights may be granted hereunder covering the number of shares to which such Option or Rights expiration or termination or Restricted Stock acquisition relates.

                                  ARTICLE III
                                  PARTICIPANTS


Sec. 3.1  ELIGIBILITY
          -----------


    Any Eligible Employee shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate. The Committee may grant Options, Awards or Rights to any Eligible Employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.



                                   ARTICLE IV
                                 ADMINISTRATION


Sec. 4.1  DUTIES AND POWERS OF COMMITTEE
          ------------------------------


    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among Eligible Employees those to whom and the time or times at which Options, Rights or Awards may be granted, the number of shares of Stock to be subject to each Option or Award, the number of Rights to be awarded and the period for the exercise of such Option or Rights which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, Stock Appreciation Rights Agreement and Restricted Stock Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.


Sec. 4.2  MAJORITY RULE
          -------------


    A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.


Sec. 4.3  COMPANY ASSISTANCE
          ------------------


    The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                                    OPTIONS


Sec. 5.1  OPTION GRANT AND AGREEMENT
          --------------------------


    Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


Sec. 5.2  PARTICIPATION LIMITATION
          ------------------------


    The Committee shall not grant an Incentive Stock Option to any employee for such number of shares of Stock that, immediately after the grant, the total number of shares of Stock owned or subject to Options exercisable by and/or Awards outstanding in the hands of such employee (or by such persons whose shares such employee is considered as owning pursuant to the provisions of the second succeeding sentence) exceed ten percent of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option purchase price is at least 110% of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For purposes of this
Section 5.2, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.


Sec. 5.3  OPTION PRICE
          ------------


    The purchase price of Stock under each Option will be determined by the Committee but may not be less than the Fair Market Value on the date of grant.


Sec. 5.4  OPTION PERIOD
          -------------


    Each Option granted hereunder must be granted within ten years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant of the Option.


Sec. 5.5  OPTION EXERCISE
          ---------------


     (a) Options granted hereunder may not be exercised unless and until the Optionee shall have been or remained in the employ of the Company or its Subsidiaries for one year from and after the date such Option was granted, except as otherwise provided in Section 5.7 hereof.

     (b) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted for the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of California, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. The purchase price may be paid by the assignment and delivery to the Company of shares of Stock or a combination of cash and shares of Stock equal in value to the exercise price. Any shares assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.


     (c) The Fair Market Value of the Stock at the date of grant for which any employee may exercise Incentive Stock Options in any calendar year under the Plan (or any other stock option plan of the Company adopted after December 31, 1986) may not exceed $100,000.


Sec. 5.6  NONTRANSFERABILITY OF OPTION
          ----------------------------


    No Option shall be transferred by an Optionee otherwise than by a will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA. During the lifetime of an Optionee, the Option shall be exercisable only by him.


Sec. 5.7  EFFECT OF DEATH OR OTHER  TERMINATION OF EMPLOYMENT
          ---------------------------------------------------


     (a) If, prior to a date one year from the date on which an Option shall have been granted, the Optionee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease; provided, however, that if the Optionee shall die, retire or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or if the Optionee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company and such termination occurs prior to a date one year from the date on which an Option shall have been granted, such Option shall become exercisable in full on the date of such death, retirement, disability or termination of employment.


     (b) If, on or after one year from the date on which an Option shall have been granted, an Optionee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement or permanent total disability, or within two years following a Change of Control of the Company, the Optionee shall have the right, during the period ending three months after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination and shall not have been exercised, subject, however, to the provisions of Section 5.4 hereof.


     (c) Upon termination of an Optionee's employment with the Company or its Subsidiaries by reason of retirement or permanent total disability, as determined in accordance with applicable Company personnel policies, or within two years following a Change of Control of the Company, such Optionee shall have the right, during the period ending three years after such termination, to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised, subject, however, to the provisions of
          Section 5.4 hereof.


     (d) If an Optionee shall die (i) while in the employ of the Company or its Subsidiaries, or (ii) within three months after termination of employment where such termination did not occur either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (iii) within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to a will or the laws of descent and distribution shall have the right, during the period ending three years after the date of the Optionee's death, to exercise the Optionee's Option (A) in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised, if the Optionee shall have died while in the employ of the Company or its Subsidiaries or within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (B), to the extent that it was exercisable at the date of the Optionee's death and shall not have been exercised, if the Optionee shall have died within three months after termination of employment where such termination did not occur by reason of either retirement or permanent total disability or within two years following a Change of Control of the Company, subject, however, to the provisions of Section 5.4 hereof.


     (e) No transfer of an Option by the Optionee by a will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     (f) The foregoing notwithstanding, the Committee may elect, in its sole discretion, to make grants of Options which have provisions regarding the effect of death or other termination of employment which are different than those set forth in paragraphs (a) through (d) of this
          Section 5.7, provided that such provisions do not materially increase the benefits that would otherwise accrue to an Optionee under paragraphs (a) through (d) of Section 5.7.


Sec. 5.8  RIGHTS AS STOCKHOLDER
          ---------------------


    An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.



                                   ARTICLE VI
                                     AWARDS


Sec. 6.1  AWARD GRANT AND RESTRICTED STOCK AGREEMENT
          ------------------------------------------


    The Committee may grant Awards of Restricted Stock to Awardees. No Awards may be made during any fiscal year unless, for the preceding fiscal year, Return on Average Shareholders' Equity exceeded the Ten Year Treasury Yield by more than three percentage points. Each Award granted hereunder must be granted within ten years from the effective date of the Plan and shall be evidenced by minutes of a meeting or the written consent of the Committee. The Committee shall from time to time establish various Award grade levels which shall set forth the maximum number of shares which may be awarded annually to each Eligible Employee in each grade level. The Committee shall have the sole discretion and authority to make an Award to an Eligible Employee of less than the maximum number of shares applicable to his assigned grade level or to make no Award at all to any such Eligible Employee. In no event shall the total number of shares of Restricted Stock awarded to an Eligible Employee in any fiscal year exceed 15,000. The Awardee shall be entitled to receive the Stock subject to such Award only if the Company and the Awardee, within 30 days after the date of the Award, enter into a written Restricted Stock Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


Sec. 6.2  CONSIDERATION FOR ISSUANCE
          --------------------------


    No shares of Restricted Stock shall be issued to an Awardee hereunder unless and until the Committee shall have determined that consideration has been received by the Company, in the form of labor performed for or services actually rendered to the Company by the Awardee, having a fair value of not less than the then fair market value of a like number of shares of Stock subject to all of the herein provided conditions and restrictions applicable to Restricted Stock, but in no event less than the par value of such shares.

Sec. 6.3  RESTRICTIONS ON SALE OR OTHER TRANSFER
          --------------------------------------


    Each share of Stock received pursuant to each Restricted Stock Agreement shall be subject to acquisition by Fluor Corporation, and may not be sold or otherwise transferred except pursuant to the following provisions:


     (a) The shares of Stock represented by the Restricted Stock Agreement shall be held in book entry form with the Company's transfer agent until the restrictions lapse in accordance with the conditions established by the Committee pursuant to Section 6.4 hereof, or until the shares of stock are forfeited pursuant to paragraph (c) of this
          Section 6.3. Notwithstanding the foregoing, the Awardee may request that, prior to the lapse of the restrictions or forfeiture of the shares, certificates evidencing such shares be issued in his name and delivered to him, and each such certificate shall bear the following legend:


          "The shares of Fluor Corporation common stock evidenced by this certificate are subject to acquisition by Fluor Corporation, and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Fluor Corporation and the registered owner of such shares."


     (b) No such shares may be sold, transferred or otherwise alienated or hypothecated so long as such shares are subject to the restriction provided for in this Section 6.3.


     (c) Unless the Committee in its discretion determines otherwise, upon an Awardee's termination of employment for any reason, all of the Awardee's Restricted Stock remaining subject to restriction shall be acquired by the Company effective as of the date of such termination of employment. Upon the occurrence or non-occurence of such other events as shall be determined by the Committee and specified in the Awardee's Restricted Stock Agreement relating to any such Restricted Stock, all of such Restricted Stock remaining subject to restriction shall be acquired by the Company upon the occurrence or non-occurrence of such event.


Sec. 6.4  LAPSE OF RESTRICTIONS
          ---------------------


    The restrictions imposed upon Restricted Stock under Section 6.3 above will lapse in accordance with such conditions as are determined by the Committee and set forth in the Restricted Stock Agreement.


Sec. 6.5  RIGHTS AS STOCKHOLDER
          ---------------------


    Subject to the provisions of Section 6.3 hereof, upon the issuance to the Awardee of Restricted Stock hereunder, the Awardee shall have all the rights of a stockholder with respect to such Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.


                                  ARTICLE VII
                               STOCK CERTIFICATES


Sec. 7.1  STOCK CERTIFICATES
          ------------------


    The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or received as Restricted Stock pursuant to a Restricted Stock Agreement executed hereunder, prior to fulfillment of all of the following conditions:


     (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;


     (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

     (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

     (d) the lapse of such reasonable period of time following the exercise of the Option or the execution of the Restricted Stock Agreement as the Committee from time to time may establish for reasons of administrative convenience.


                                  ARTICLE VIII
                          GRANT AND EXERCISE OF RIGHTS


Sec. 8.1  RIGHTS GRANTS AND AGREEMENTS
          ----------------------------


    The Committee may approve the grant of Rights related or unrelated to Options, subject to the following terms and conditions:


     (a)  A Stock Appreciation Right may be granted:


          (i)   at any time if unrelated to an Option;


         (ii)   only at the time of grant if related to an Option.


     (b) A Stock Appreciation Right grant in connection with an Option will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Sec. 8.1(d). Such Option will, to the extent surrendered, then cease to be exercisable.


     (c) Subject to Section 8.1(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.


     (d) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:


          (i) The difference obtained by subtracting the purchase price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right, by


         (ii) The number of shares as to which such Stock Appreciation Right has been exercised.


     (e) The Committee may grant Stock Appreciation Rights unrelated to Options. Section 8.1(d) shall be used to determine the amount payable at exercise under such Stock Appreciation Right except that, in lieu of the price specified in the related option, the initial share value specified in the award, which may not be less than the Fair Market Value on the date of the award, shall be used.


     (f) Payment of the amount determined under Section 8.1(d) or (e) may be made solely in whole shares of Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, payment of the amount determined under Section 8.1(d) or (e) shall be made solely in cash if the Awardee is an "officer" of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").


     (g) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act (or any other comparable provisions in effect at the time or times in question). Without limiting the generality of the foregoing, the Committee may determine that a Stock Appreciation Right may be exercised only during the period beginning on the third business day and ending on the twelfth business day following the publication of the Company's quarterly and annual summarized financial data.

     (h) The date of the grant shall be the date of such Committee action. Each grant shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Appreciation Rights Agreement dated as of the date of the grant and executed by the Grantee and the Company, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


Sec. 8.2  RIGHTS PERIOD
          -------------


    The period for the exercise of each Right granted hereunder shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant.


Sec. 8.3  RIGHTS EXERCISE
          ---------------


     (a) Rights granted hereunder may not be exercised unless and until the Grantee shall have been or remained in the employ of the Company or its Subsidiaries for one year from and after the date of grant of such Rights, except as otherwise provided in Section 8.5 hereof.

     (b) Rights granted hereunder may be exercised with respect to whole Rights only, in such number as determined by the Committee, and shall be exercised by written notice of intent to exercise with respect to a specified number of Rights delivered to the Company at its principal office in the State of California.

Sec. 8.4  NONTRANSFERABILITY OF RIGHTS
          ----------------------------


    No Rights granted hereunder shall be transferred by a Grantee otherwise than by a will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA. During the lifetime of a Grantee, such Rights shall be exercisable only by him.


Sec. 8.5  EFFECT OF DEATH OR OTHER  TERMINATION OF EMPLOYMENT
          ---------------------------------------------------


     (a) If, prior to a date one year from the date on which Rights shall have been granted, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, the Grantee's right to exercise such Rights shall terminate and all rights thereunder shall cease; provided, however, that if the Grantee shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or if the Grantee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company and such termination occurs prior to a date one year from the date on which such Rights shall have been granted, such Rights shall become exercisable in full on the date of such death or disability.


     (b) If, on or after one year from the date on which Rights shall have been granted, a Grantee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement or permanent total disability, or within two years following a Change of Control of the Company, the Grantee shall have the right, during the period ending three months after such termination, to exercise such Rights to the extent that they were exercisable at the date of such termination and shall not have been exercised, subject, however, to the provisions of Section 8.2 hereof.


     (c) Upon termination of a Grantee's employment with the Company or its Subsidiaries by reason of retirement or permanent total disability, as determined in accordance with applicable Company personnel policies, or within two years following a Change of Control of the Company, such Grantee shall have the right, during the period ending three years after such termination, to exercise his Rights in full, without regard to any installment exercise provisions, to the extent that they shall not have been exercised, subject, however, to the provisions of
          Section 8.2 hereof.


     (d) If a Grantee shall die (i) while in the employ of the Company or its Subsidiaries, or (ii) within three months after termination of employment where such termination did not occur either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (iii) within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, the executor or administrator of the estate of the decedent or the person or persons to whom Rights granted hereunder shall have been validly transferred by the executor or the administrator pursuant to a will or the laws of descent and distribution shall have the right, during the period ending three years after the date of the Grantee's death, to exercise the Grantee's Rights (A) in full, without regard to any installment exercise provisions, to the extent that they shall not have been exercised, if the Grantee shall have died while in the employ of the Company or its Subsidiaries or within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (B) to the extent that they were exercisable at the date of the Grantee's death and shall not have been exercised, if the Grantee shall have died within three months after termination of employment where such termination did not occur by reason of either retirement or permanent total disability or within two years following a Change of Control of the Company, subject, however, to the provisions of Section 8.2 hereof.

     (e) No transfer of Rights by a Grantee by a will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Rights.


     (f) The foregoing notwithstanding, the Committee may elect, in its sole discretion, to make grants of Rights which have provisions regarding the effect of death or other termination of employment which are different than those set forth in paragraphs (a) through (d) of this
          Section 8.5, provided that such provisions do not materially increase the benefits that would otherwise accrue to a Grantee under paragraphs
          (a) through (d) of Section 8.5.


Sec. 8.6  NO RIGHTS AS STOCKHOLDER
          ------------------------


    Nothing herein contained shall be deemed to give any Grantee any rights as a stockholder of the Company.

                                   ARTICLE IX
                                 STOCK PAYMENT


Sec. 9.1  STOCK PAYMENT
          -------------


    The Committee may approve payments of Stock to any Eligible Employee for all or any portion of the compensation (other than base salary) that would otherwise become payable to such Eligible Employee in cash.


                                   ARTICLE X
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN



Sec. 10.1 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
          -----------------------------------------------


    The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan, provided, however, that no such action of the Board without approval of the stockholders of the Company may:


     (a) increase the total number of shares of Stock subject to the Plan except as contemplated in Section 11.1 hereof;


     (b) materially increase the benefits accruing to participants under the Plan;


     (c)  withdraw the administration of the Plan from the Committee; or

     (d) permit any person while a member of the Committee to be eligible to receive an Option, Right or Restricted Stock under the Plan; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Stock Option Agreement, Restricted Stock Agreement or Stock Appreciation Rights Agreement theretofore executed pursuant to the Plan without the consent of such Optionee, Awardee or Grantee.


                                   ARTICLE XI
                                 MISCELLANEOUS


Sec. 11.1 ADJUSTMENT PROVISIONS
          ---------------------


     (a) Subject to Section 11.1(b) below, if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 2.4, (ii) the number and kind of shares or other securities subject to the outstanding Options, Awards and Grants, and (iii) the price for each share or other unit of any other securities subject to outstanding Options or Grants without change in the aggregate purchase price or value as to which such Options or Grants remain exercisable.


     (b) Adjustments under Section 11.1(a) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.


Sec. 11.2   CONTINUATION OF EMPLOYMENT
            --------------------------


    Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Eligible Employee any right to continue in the employ of the Company or any Subsidiary or affect the right of the Company or any Subsidiary to terminate the employment of any Eligible Employee at any time with or without cause.


Sec. 11.3   COMPLIANCE WITH GOVERNMENT REGULATIONS
            --------------------------------------


    No shares of Stock will be issued hereunder unless and until all applicable requirements imposed by federal and state securities and other laws, rules, and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Stock pursuant hereto, the Company may require the employee to take any reasonable action to comply with such requirements.


Sec. 11.4   PRIVILEGES OF STOCK OWNERSHIP
            -----------------------------


    No employee and no beneficiary or other person claiming under or through such employee will have any right, title, or interest in or to any shares of Stock allocated or reserved under the Plan or subject to any Option, Right or Award except as to such shares of Stock, if any, that have been issued to such employee.


Sec. 11.5   WITHHOLDING
            -----------


    The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Option, Award or Right. The Company may require the employee to satisfy any relevant tax requirements before authorizing any issuance of Stock to the employee. Such settlement may be made in cash or Stock.


Sec. 11.6   NONTRANSFERABILITY
            ------------------


    An Option, Award or Right may be exercised during the life of the employee solely by the employee or the employee's duly appointed guardian or personal representative. No Option, Award or Right and no other right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge, or charge of any nature.


Sec. 11.7   OTHER COMPENSATION PLANS
            ------------------------


    The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.


Sec. 11.8   PLAN BINDING ON SUCCESSORS
            --------------------------


    The Plan shall be binding upon the successors and assigns of the Company.


Sec. 11.9   SINGULAR, PLURAL; GENDER
            ------------------------


    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Sec. 11.10       HEADINGS, ETC., NO PART OF PLAN
                 -------------------------------


    Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.